Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments and Contingencies Disclosure [Text Block]
 Commitments and Contingencies
Lease and Purchase Commitments
The Company leases property, equipment and vehicles under operating leases that expire at various dates through 2020. Certain leases contain renewal options for one- to five-year periods. Rental payments are typically fixed over the initial term of the lease and usually contain escalation factors for the renewal term. At December 31, 2012, future minimum lease payments for continuing operations under non-cancelable operating leases with terms of one year or more are as follows:

2013	$19.1
2014	13.6
2015	6.6
2016	5.7
2017	4.3
Thereafter	3.8
Minimum annual rental payments in the above table have not been reduced by minimum sublease rentals of $1.4.
Total operating lease expense for continuing operations, excluding operating lease expense included in restructuring costs was $14.2, $0.3, $12.7, and $13.6 for fiscal year 2012, the period December 22 to December 31, 2011, the period January 1 to December 21, 2011, and fiscal year 2010, respectively.
At December 31, 2012, the Company had obligations of $56.6 payable under contracts with third-party service providers primarily for information technology services and obligations to purchase approximately $16.6 of raw materials.
Other
Various legal proceedings, claims and investigations are pending against the Company, including those relating to commercial transactions, intellectual property matters and other matters. Certain of these matters are covered by insurance, subject to deductibles and maximum limits. In the opinion of management based upon the information available at this time, the outcome of the matters referred to above will not have a material adverse effect on the Company's consolidated financial position or results of operations.